iShares®
iShares U.S. ETF Trust
Supplement dated March 26, 2025
to the currently effective Summary Prospectus, Prospectus and
Statement of Additional Information (the “SAI”) for the
iShares Ultra Short-Term Bond Active ETF (ICSH) (the “Fund”)
The Board of Trustees (the “Board”) has approved the below changes for the Fund that are expected to be implemented on April 25, 2025 (the “Effective Date”). As a result of these changes, the Fund will, under normal circumstances, limit the effective duration of its holdings to one year or less.
Accordingly, the following changes will take effect on the Effective Date:

1.	The Fund will be renamed the “iShares Ultra Short Duration Bond Active ETF” and all references updated.

2.	The following language replaces the third paragraph of the “Principal Investment Strategies” section of the Summary Prospectus and Prospectus for the Fund:
Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be one year or less, as calculated by the Fund’s management team. Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates; however, investors should be aware that effective duration is not an exact measurement and may not reliably predict a particular security’s price sensitivity to changes in yield or interest rates.

3.	The following language replaces the second sentence of (a) the first paragraph of the “Additional Information about Investment Strategies – iShares Ultra Short Duration Bond Active ETF” section of the Prospectus and (b) the third paragraph of the “Investment Strategies and Risks” section of the SAI:
Under normal circumstances, the Fund will invest primarily in fixed- and floating-rate securities maturing in three years or less.
In addition, effective immediately, the section of the SAI entitled “Investment Strategies and Risks – Repurchase Agreements” is hereby amended to add the following language to the second paragraph thereof:
Collateral is not limited to the foregoing and may include, for example, obligations rated in any category by NRSROs. Additionally, collateral for a repurchase agreement may include other types of securities, including equity securities, ETFs ((including those advised by BFA or otherwise affiliated with BFA), and other fixed income securities, that the Fund would not hold directly without the repurchase obligation.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑ICSHnmc‑0325

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